UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 23, 2026

Cytek Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40632	47-2547526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47215 Lakeview Boulevard
Fremont, California		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 922-9835

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CTKB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 23, 2026, the board of directors of Cytek Biosciences, Inc. (the “Company”) unanimously adopted amended and restated bylaws of the Company (as amended and restated, the “A&R Bylaws”), effective as of such adoption date.

The following is a summary of the material changes made to the Company’s amended and restated bylaws in effect prior to the adoption of the A&R Bylaws, and is qualified in its entirety by reference to the full text of the A&R Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Bylaw §	Bylaw Change

5(b)(ii)	Remove the prefatory clause referencing Rule 14a-8 proposals from Section 5(b)(ii).

5(b)(iv)	Require additional information regarding proponents of stockholder proposals and director nominees and require such proponents to make certain representations and certifications related to the proposals or nominees. Require such proponents to represent that they will maintain their record or beneficial ownership of shares through the record date and the date of the meeting, and to disclose intent and other information relating to solicitation of proxies.

5(e)	Expand the chairperson’s authority to disregard non-compliant nominations and business proposals.

5(f)	Incorporate the universal proxy rules in Rule 14a-19 under the 1934 Act.

6(e)	Add advance notice compliance and chairperson disqualification procedures for director nominations at a special meeting of stockholders.

9	Update the adjournment notice provisions to address virtual and remote meeting technology.

12	Modify the required preparation procedures, content and availability of the list of stockholders entitled to vote at a meeting in accordance with the current provisions of the Delaware General Corporation Law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Cytek Biosciences, Inc.

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytek Biosciences, Inc.

Date: September 29, 2026	By:	/s/ Wenbin Jiang
Wenbin Jiang, Ph.D.
President and Chief Executive Officer